SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




             DATE OF REPORT (DATE OF EARLIEST EVENT REORT): 3-26-03



                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


       Delaware                          1-9102                 77-0100596
(State or other jurisdiction           (Commission            (IRS Employer
    of Incorporation)                   File No.)           Identification Nol.)


              245 South Los Robles Ave., Pasadena, California 91101
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (626) 683-4000




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Item 5.  Other Events

The attached announcement was released to the news media on March 26, 2003.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AMERON INTERNATIONAL CORPORATION



Date:    March 26, 2003             By:/s/ Javier Solis
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                                       Javier Solis
                                       Senior Vice President & Secretary